UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2016 (September 29, 2016)

GOLDMAN SACHS BDC, INC.
(Exact name of registrant as specified in charter)

Delaware	814-00998	46-2176593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 902-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On September 29, 2016, Goldman Sachs BDC, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered two proposals as described in the Company’s proxy statement filed on April 6, 2016. The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of 36,306,880.170 shares of common stock outstanding on the record date, April 4, 2016 (the “Record Date”). The final results of the voting on the matters submitted to stockholders at the Annual Meeting are set forth below.

Proposal I: By the vote shown below, the stockholders elected the nominees for Class II directors. Each Class II director will serve until the 2019 annual meeting of the stockholders or until his or her successor is duly elected and qualified.  The election of each nominee required a majority of the votes cast by all stockholders present, in person or by proxy, at the Annual Meeting.

Name	Votes For	Votes Against	Abstentions
Jaime Ardila	18,137,529.770	349,595.014	329,354.614
Richard P. Strubel	18,141,240.482	352,042.479	323,196.437
Katherine (“Kaysie”) Uniacke	18,017,756.694	464,316.804	334,405.900

Proposal II: The stockholders also voted on a proposal to authorize the Company, with the approval of the Company’s board of directors, to sell or otherwise issue shares of the Company’s common stock (during the 12 months following such stockholder authorization) at a price below the then-current net asset value per share, provided the number of shares issued does not exceed 25% of its then-outstanding common stock. Approval of Proposal II required the affirmative vote of stockholders holding (1) a majority of the outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting and (2) a majority of the outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting not held by affiliated persons of the Company.  The Investment Company Act of 1940, as amended (the “1940 Act”), defines “a majority of outstanding voting securities” of a company as: the lesser of (1) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the company are present or represented by proxy; and (2) more than 50% of the outstanding voting securities of the company.  The Company’s common stock is its only voting securities. Because the Company did not receive enough votes by non-affiliated persons to satisfy the 1940 Act approval requirements, the Company will not have the authority to sell shares of its common stock at a price or prices below the Company’s then-current net asset value per share.

All Stockholders

Votes For	Votes Against	Abstentions
14,741,794.298	2,831,310.514	1,243,374.586

All Stockholders Excluding Shares held by Affiliated Persons
Votes For	Votes Against	Abstentions
8,783,874.298	2,831,310.514	1,243,374.586

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS BDC, INC. (Registrant)

Date: October 5, 2016	By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Chief Financial Officer and Treasurer